UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2023

NAUTICUS ROBOTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

17146 Feathercraft Lane, Suite 450, Webster, TX 77598

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 942-9069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On August 10, 2023, Nauticus Robotics, Inc. (the “Company”) filed an amendment on Form 10-Q/A (the “Q1 2023 Amendment”) to its Quarterly Report on Form 10-Q for the period ended March 31, 2023, as filed with the Securities and Exchange Commission (“SEC”) on May 15, 2023 (the “Affected Q1 2023 Financial Statements”). As described therein, the Q1 2023 Amendment, among other things, corrected an error associated with the untimely recognition of an accrued liability and expense arising out of a complex agreement among the Company and certain of its investors. Pursuant to generally accepted accounting principles in the United States (“GAAP”), the Company determined that the subject amounts should have been recorded as an accrued liability and interest expense under other (income) expense when such amounts became probable and estimable. In light of the foregoing, in consultation with the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and Whitley Penn LLP (“Whitley Penn”), the Company’s independent registered public accounting firm, the Company made the determination to restate the Affected Q1 2023 Financial Statements, as reflected in the Q1 2023 Amendment. Further, in consideration of such error and as previously disclosed by the Company in its filings with the SEC, the Company’s management and the Audit Committee concluded on August 10, 2023 that the Affected Q1 2023 Financial Statements should no longer be relied upon. The accounting changes made in connection with the restatement of the Affected Q1 2023 Financial Statements had no impact on the Company’s liquidity, cash flows, revenues, or costs of operations for the affected quarterly period.

On March 8, 2023, the Company filed an amendment on Form 10-Q/A (the “Q3 2022 Amendment”) to its Quarterly Report on Form 10-Q for the period ended September 30, 2022, as filed with the SEC on November 14, 2022 (the “Affected Q3 2022 Financial Statements”). As described therein, the Q3 2022 Amendment, among other things, corrected errors related to the classification of certain warrants of the Company that were previously recorded as equity. Pursuant to GAAP, such warrants should have been classified as derivative warrant liabilities at fair value and marked to market at each reporting period, with changes in fair value recorded in earnings. In light of the foregoing, in consultation with the Audit Committee and Whitley Penn, the Company made the determination to restate the Affected Q3 2022 Financial Statements, as reflected in the Q3 2022 Amendment. Further, in consideration of such errors and as previously disclosed by the Company in its filings with the SEC, the Company’s management and the Audit Committee concluded on March 8, 2023 that the Affected Q3 2022 Financial Statements should no longer be relied upon. The accounting changes made in connection with the restatement of the Affected Q3 2022 Financial Statements had no impact on the Company’s liquidity, cash flows, revenues, or costs of operations for the affected quarterly period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nauticus Robotics, Inc.

	By:	/s/ Nicolaus Radford
Nicolaus Radford
Chief Executive Officer
Date: August 16, 2023

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